UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 2, 2020

PACIFIC DRILLING S.A.

(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-35345	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8-10, Avenue de la Gare L-1610 Luxembourg		Not Applicable
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: +352 27 85 81 35

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	PACD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07Submission of Matters to a Vote of Security Holders.

Pacific Drilling S.A. (the “Company”) held its 2020 Annual General Meeting of Shareholders (the “AGM”) on June 2, 2020 in Luxembourg. At the AGM, there were a total of 75,198,547 common shares entitled to vote, of which 62,683,678 common shares were present or represented by valid proxies. At the AGM, the Company’s shareholders took the following actions:

1.	Approved the stand-alone audited and unconsolidated annual accounts of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with Luxembourg Generally Accepted Accounting Principles and the laws and regulations of the Grand-Duchy of Luxembourg (the “Annual Accounts”) by the votes set forth below:

For	Against	Abstain
62,436,704	91,383	155,591

2.	Approved the consolidated financial statements of the Company for the financial period from 1 January 2019 to 31 December 2019 prepared in accordance with United States Generally Accepted Accounting Principles (the “Consolidated Financial Statements”) by the votes set forth below:

For	Against	Abstain
62,451,161	94,135	138,382

3.	Approved the allocation of the result shown in the Annual Accounts for the financial period from 1 January 2019 to 31 December 2019 by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
57,680,923	18,369	19,810	4,964,576

4.	Approved the granting of full discharge of liability (quitus) to the current directors of the Company for the exercise of their mandates as directors of the Company in relation to the financial period from 1 January 2019 to 31 December 2019 by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
57,507,464	43,529	168,109	4,964,576

5.	Approved the acknowledgment of the resignations of Messrs. Daniel Han and Edward H. Burdick as Class B directors with effect on November 21, 2019 and February 18, 2020, respectively, and the granting of full discharge of liability to each of them for the exercise of their mandates as directors of the Company through their respective resignation dates by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
57,557,343	33,048	128,711	4,964,576

6.	Approved the confirmation of the appointment of Mr. Bouk van Geloven as a Class B director, as previously co-opted by the Board by resolutions taken on February 18, 2020 by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
57,587,244	33,595	98,263	4,964,576

7.	Approved the compensation of the non-employee Class A members of the Board for 2020 by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
57,490,483	93,017	135,602	4,964,576

8.	Approved the re-appointment of the following members of the Board for a term ending at the Annual General Meeting of the shareholders of the Company to be held in 2021 by the votes set forth below:

(a)	W. Matt Ralls – Class A Director

For	Against	Abstain	Broker Non-Votes
53,088,444	4,493,384	137,274	4,964,576

(b)Bouk van Geloven – Class B Director

For	Against	Abstain	Broker Non-Votes
57,555,788	36,735	126,579	4,964,576

(c)Donald Platner – Class B Director

For	Against	Abstain	Broker Non-Votes
57,471,069	111,439	136,594	4,964,576

(d)Kiran Ramineni – Class B Director

For	Against	Abstain	Broker Non-Votes
57,465,783	116,740	136,579	4,964,576

(e)John V. Simon – Class A Director

For	Against	Abstain	Broker Non-Votes
57,352,198	240,325	126,579	4,964,576

(f)David N. Weinstein – Class A Director

For	Against	Abstain	Broker Non-Votes
57,359,525	232,998	126,579	4,964,576

(g)Bernie G. Wolford Jr. – Class A Director

For	Against	Abstain	Broker Non-Votes
57,466,338	116,185	136,579	4,964,576

9.	Approved, on an advisory basis, the compensation of the Company’s Named Executive Officers (the “Say-on-Pay Proposal”) by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
57,448,359	196,540	74,203	4,964,576

10.	Approved, on an advisory basis, a frequency of every one year for future Say-on-Pay Proposals by the votes set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
57,667,087	5,567	16,165	30,283	4,964,576

Consistent with its voting recommendation and the results of the shareholder votes set forth above, the Board has determined that Say-on-Pay Proposals will be presented to shareholders every year until the next say-on-frequency vote, which the Company expects to hold no later than its 2026 Annual General Meeting of Shareholders.

11.	Approved the re-appointment of KPMG LLP and KPMG Luxembourg, Réviseur d’entreprises agréé, as independent auditors of the Company until the Annual General Meeting of the shareholders of the Company to be held in 2021 by the votes set forth below:

For	Against	Abstain
62,483,860	105,968	93,850

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Pacific Drilling S.A. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

PACIFIC DRILLING S.A.

By: /s/ Lisa Manget Buchanan

Lisa Manget Buchanan

SVP, General Counsel & Secretary

Dated: June 2, 2020